UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
July 9, 2025
(Date of the earliest event reported)
Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Park Offices Drive, Suite 401, Research Triangle Park, NC 27709
(Address of principal executive offices) (Zip Code)
661-723-7723
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant’s Certifying Accountant
(a) Termination of the Company’s independent registered public accounting firm.

On July 9, 2025, the Audit Committee of the Board of Directors (the “Audit Committee”) of Simulations Plus, Inc. (the “Company”) approved the dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent public accounting firm.

Following discussions between the Company and Grant Thornton, the Audit Committee determined that a change in auditors would be in the best interest of the Company in order to ensure the timely completion of the Company’s Quarterly Report on Form 10-Q for the period ended May 31, 2025.

During the period of Grant Thornton’s engagement beginning on April 15, 2025 through July 9, 2025, the Company (i) reviewed certain matters regarding segment reporting and reporting unit determinations, that it determined could not be finalized in time for the Quarterly Report on Form 10-Q for the period ended May 31, 2025, (ii) evaluated internal controls over financial reporting related to Sarbanes-Oxley Act Section 404(a) compliance, concluding they could not be finalized timely for the same Quarterly Report, and (iii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Grant Thornton with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether it agrees with the above statements in this Item 4.01(a). A copy of Grant Thornton’s letter, dated July 14, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm.

On July 9, 2025, the Audit Committee approved the selection and appointment of Rose, Snyder & Jacobs LLC (“RSJ”) to audit the Company’s consolidated financial statements for the fiscal year ending August 31, 2025, including the reviews of interim periods therein.

RSJ previously served as the Company’s independent registered public accounting firm during the Company’s fiscal years ended August 31, 2024 and August 31, 2023 and the subsequent interim periods from September 1, 2024 through April 15, 2025 as disclosed on the Company’s Form 8-K filed on April 18, 2025. During the Company’s prior engagement with RSJ and the subsequent interim period through the date of this current engagement, neither the Company nor anyone on its behalf consulted RSJ (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, in connection with which neither a written report nor oral advice was provided to the Company that RSJ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

16.1	Letter of Grant Thornton LLP dated July 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: July 15, 2025	By: /s/ Will Frederick
Will Frederick
Executive Vice President and Chief Financial Officer
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